FINANCIAL INVESTORS TRUST

Seafarer Overseas Growth and Income Fund

Seafarer Overseas Value Fund

SUPPLEMENT DATED MAY 31, 2016 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 15, 2016

The section titled “PORTFOLIO MANAGERS – Ownership of Securities” found on page 84 of the Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

“PORTFOLIO MANAGERS – Ownership of Securities”

The table below identifies beneficial ownership of Fund securities by each Portfolio Manager as of May 31, 2016.

Portfolio Manager(s)	Dollar Range of Beneficial Ownership of Fund Securities – Seafarer Overseas Growth and Income Fund	Dollar Range of Beneficial Ownership of Fund Securities – Seafarer Overseas Value Fund
Andrew Foster	Over $1,000,000	Over $1,000,000
Paul Espinosa	None	$50,001 - $100,000